UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

PHARMACYCLICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PHARMACYCLICS, INC.

995 East Arques Avenue

Sunnyvale, California 94085

April 9, 2013

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (“Annual Meeting”) of Pharmacyclics, Inc. (the “Company”), which will be held at 1:00 p.m. local time on Thursday May 9, 2013 at the Company’s offices, 995 East Arques Avenue, Sunnyvale, California 94085. The Annual Meeting will be held for the following purposes:

1.	to elect seven (7) directors to serve until the 2014 annual meeting or until their successors are elected and qualified;

2.	to amend the Company’s Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) to increase the maximum number of shares available for issuance under the Employee Stock Purchase plan by an additional 300,000 shares;

3.	to consider and approve an advisory resolution regarding the compensation of the Company’s named executive officers;

4.	to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013; and

5.	to transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement more fully describe the details of the business to be conducted at the Annual Meeting.

After careful consideration, the Company’s Board of Directors has unanimously approved proposals 1, 2, 3 and 4 and recommends that you vote IN FAVOR OF each such proposal.

After reading the Proxy Statement, please sign and promptly return the enclosed proxy card in the accompanying postage-paid return envelope. If you later decide to attend the Annual Meeting in person and vote by ballot, only your vote at the Annual Meeting will be counted.

We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Robert W. Duggan

Robert W. Duggan Chairman of the Board and Chief Executive Officer

IMPORTANT

Please sign and promptly return the enclosed proxy card in the accompanying postage-paid return envelope so that your shares may be voted if you are unable to attend the Annual Meeting.

PHARMACYCLICS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

April 9, 2013

TO THE STOCKHOLDERS OF PHARMACYCLICS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (“Annual Meeting”) of Pharmacyclics, Inc., a Delaware corporation (the “Company”), will be held at 1:00 p.m. local time on May 9, 2013 at the Company’s offices, 995 East Arques Avenue, Sunnyvale, CA 94085, for the following purposes:

1.	to elect seven (7) directors to serve until the 2014 annual meeting or until their successors are elected and qualified;

2.	to amend the Company’s Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) to increase the maximum number of shares available for issuance under the Employee Stock Purchase plan by an additional 300,000 shares;

3.	to consider and approve an advisory resolution regarding the compensation of the Company’s named executive officers;

4.	to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013; and

5.	to transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on March 28, 2013 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. A list of the stockholders entitled to vote at the Annual Meeting will be available for inspection at the Company’s principal executive offices at 995 East Arques Avenue, Sunnyvale, California 94085, for a period of ten (10) days immediately prior to the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, please carefully read the accompanying Proxy Statement, which describes the matters to be voted upon at the Annual Meeting. Then, please sign and promptly return the enclosed proxy card in the accompanying postage-paid return envelope. Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to ensure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual

Meeting. If you decide to attend the Annual Meeting, and vote by ballot, only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

This proxy statement and the accompanying Proxy were first mailed to all stockholders entitled to vote at the Annual Meeting on or about April 9, 2013.

Sincerely,

/s/ Richard B. Love
Secretary

Sunnyvale, California

April 9, 2013

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE.

PROXY STATEMENT

OF

2013 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Why am I receiving these materials?

Pharmacyclics, Inc. (the “Company”) has delivered printed versions of these materials to you, in connection with the Company’s solicitation of proxies for use at the 2013 annual meeting of stockholders (the “Annual Meeting”) to be held on Thursday, May 9, 2013 at 1:00 p.m. local time and at any postponement(s) or adjournment(s) thereof. These materials were first sent or made available to stockholders on April 9, 2013. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement (the “Proxy Statement”). The Annual Meeting will be held at the Company’s offices, 995 East Arques Avenue, Sunnyvale, California 94085.

What is included in these materials?

These materials include:

•	This Proxy Statement for the Annual Meeting;

•

The Company’s Transition Report on Form 10-K for the transition period ended December 31, 2012, as filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2013 (the “Transition Report”); and

•	The proxy card or vote instruction form for the Annual Meeting.

What items will be voted on at the Annual Meeting?

Stockholders will vote on four items at the Annual Meeting:

•	The election of seven (7) directors to serve until the 2014 Annual Meeting of Stockholders and until their successors are duly elected and qualify (Proposal No. 1);

•

An amendment of the Company’s Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) to increase the maximum number of shares available for issuance under the Employee Stock Purchase plan by an additional 300,000 shares (Proposal No. 2);

•	To consider and approve an advisory resolution regarding the compensation of the Company’s named executive officers (Proposal No. 3); and

•	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 (Proposal No. 4).

What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

•	“FOR” each of the nominees to the Board (Proposal No. 1);

•	“FOR” the amendment of the Company’s Employee Stock Purchase Plan (Proposal No. 2);

•	“FOR” the approval of the advisory resolution regarding the compensation of the Company’s named executive officers (Proposal No. 3); and

•	“FOR” ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2013 (Proposal No. 4).

Where are the Company’s principal executive offices located and what is the Company’s main telephone number?

The Company’s principal executive offices are located at 995 East Arques Avenue, Sunnyvale, California 94085. The Company’s main telephone number is (408) 774-0330.

What is the Company’s fiscal year?

The Company recently changed its fiscal year end from June 30 to December 31 and filed the Transition Report for the six month transition period ended December 31, 2012. Unless otherwise stated, all information presented in this Proxy Statement is based on the Company’s transition period.

How may I obtain an additional set of proxy materials?

All stockholders may write to us at the following address to request an additional copy of these materials:

Pharmacyclics, Inc.

995 East Arques Avenue

Sunnyvale, California 94085

Attention: Corporate Secretary

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Who may vote at the Annual Meeting?

Each share of the Company’s common stock has one vote on each matter. Only stockholders of record as of the close of business on March 28, 2013 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting. As of the Record Date, there were 72,778,875 shares of the Company’s common stock issued and outstanding, held by 93 holders of record.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record.   If your shares are registered directly in your name with the Company’s transfer agent, Computer Share Investor Services, LLC, you are considered the stockholder of record with respect to those shares, and the proxy card was sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.   If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name.” The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

How do I vote?

You may vote using any of the following methods:

•	Proxy card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

•

By telephone or the Internet.   If you own shares held in street name, you will receive voting instructions from your bank, broker or other nominee and may vote by telephone or on the Internet if they offer that alternative.

•

In person at the Annual Meeting.   All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you own shares held in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

What is the deadline for voting my shares?

If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting.

If you hold shares beneficially in street name, please follow the voting instructions provided by your broker, bank or nominee. You may vote these shares in person at the

Annual Meeting only if at the Annual Meeting you provide a legal proxy obtained from your broker, bank or nominee.

How can I attend the Annual Meeting?

You are entitled to attend the Annual Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are a stockholder of record, your name will be verified against the list of stockholders of record on the Record Date prior to your admission to the Annual Meeting. If you are not a stockholder of record, but hold shares through a broker, bank or nominee (i.e., in street name), you should provide proof of beneficial ownership on the Record Date, such as your most recent account statement prior to March 28, 2013, a copy of the voting instruction card provided by your broker, bank or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly on May 9, 2013 at 1:00 p.m., local time. You should allow adequate time for check-in procedures.

What are the voting requirements with respect to each of the proposals?

In the election of directors (Proposal No. 1), each director receiving an affirmative (“FOR”) plurality of the votes cast will be elected. You may withhold votes from any or all nominees.

The proposal to approve an advisory resolution regarding the compensation of the Company’s named executive officers (Proposal No. 2) requires the affirmative (“FOR”) votes of a majority of the votes cast on the matter. Thus, abstentions will not affect the outcome of the vote on the proposal.

The proposal to approve an advisory resolution regarding the compensation of the Company’s named executive officers (Proposal No. 3) requires the affirmative (“FOR”) votes of a majority of the votes cast on the matter. Thus, abstentions will not affect the outcome of the vote on the proposal.

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 (Proposal No. 4) requires the affirmative (“FOR”) votes of a majority of the votes cast on the matter. Thus, abstentions will not affect the outcome of the vote on the proposal.

How are votes counted?

For the election of directors, you may vote “FOR” all or some of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention will be counted for the purpose of establishing a quorum, but otherwise will have no effect on the outcome of the vote.

What can I do if I change my mind after I vote my shares?

If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	sending written notice of revocation to our Corporate Secretary;

•	submitting a new, proper proxy dated later than the date of the revoked proxy; or

•	attending the Annual Meeting and voting in person.

If you own shares held in street name, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

What is the quorum requirement for the Annual Meeting?

A majority of the shares entitled to vote at the Annual Meeting must be present at the Annual Meeting in person or by proxy for the transaction of business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum if you:

•	Are entitled to vote and you are present in person at the Annual Meeting; or

•	Have properly voted on the Internet, by telephone or by submitting a proxy card by mail.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

How are proxies voted?

All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Stockholders of Record.   If you are a stockholder of record and you:

•	Indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board; or

•	Sign and return a proxy card without giving specific voting instructions,

then the persons named as proxy holders, Robert W. Duggan and Joshua T. Brumm, and each of them, will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name.   If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which ballot measures are considered “routine” or “non-routine”?

The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013 (Proposal No. 4) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 4.

The election of directors (Proposal No. 1), the amendment to the Company’s Employee Stock Purchase Plan (Proposal No. 2), and the advisory resolution approving the compensation of the Company’s named executive officers (Proposal No. 3) are matters considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist in connection with Proposals No. 1, No. 2, and No. 3.

Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?

If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on most items being put to a vote, including the election of directors. If your broker is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purpose of determining the presence of a quorum, but otherwise do not affect the outcome of any matter being voted on at a stockholder meeting.

Can my broker vote my shares for me on the election of directors?

No. Brokers may not use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please provide voting instructions on the election of directors so your vote can be counted.

How many votes do I have?

You are entitled to one vote for each share of common stock that you hold. As of the Record Date, there were 72,778,875 shares of common stock outstanding.

Is cumulative voting permitted for the election of directors?

The Company does not use cumulative voting for the election of directors.

What happens if a nominee for director does not stand for election?

If for any reason any nominee does not stand for election, any proxies that are received will be voted in favor of the remaining nominees and may be voted for a substitute nominee in place of the nominee who does not stand. The Company has no reason to expect that any of the nominees will not stand for election.

What happens if additional matters are presented at the Annual Meeting?

Other than the four items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Robert W. Duggan and Joshua T. Brumm, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	As necessary to meet applicable legal requirements;

•	To allow for the tabulation and certification of votes; and

•	To facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How can I obtain the Company’s corporate governance information?

The following information is available in print to any stockholder who requests it:

•	Restated Certificate of Incorporation of the Company, as amended

•	Amended and Restated By-laws of the Company

•	The charters of the following committees of the Board: the Audit Committee, the Nominating Committee and the Compensation Committee

•	Code of Business Conduct and Ethics

•	Policy regarding stockholder communications with the Board

How may I obtain the 2012 Transition Report and other financial information?

A copy of the 2012 Transition Report is enclosed with this Proxy Statement. Stockholders may request another free copy of the 2012 Transition Report and other financial information by contacting the Company at:

Pharmacyclics, Inc.

995 East Arques Avenue

Sunnyvale, California 94085

Attention: Corporate Secretary

Alternatively, current and prospective investors can access the 2012 Transition Report at http://ir.pharmacyclics.com/annuals.cfm. We will also furnish any exhibit to the 2012 Transition Report if specifically requested. Our SEC filings are also available free of charge at the SEC’s website, www.sec.gov, and at the Investor Relations; SEC Filings, portion of our website, http://www.pharmacyclics.com/.

What if I have questions for the Company’s transfer agent?

Please contact our transfer agent at the telephone number or address listed below with any questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Jim Walsh

Computershare Investor Services, LLC

250 Royall Street

Canton, Massachusetts 02021

(781) 575-3008

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who is paying for the cost of this proxy solicitation?

The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.

In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities.

Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2014 annual meeting of stockholders?

Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials.   Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2014 annual meeting of stockholders must be received no later than December 10, 2013. In addition, all proposals will need to comply with Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals must be delivered to the Company’s Corporate Secretary by mail at 995 East Arques Avenue, Sunnyvale, California 94085.

Requirements for Stockholder Proposals to Be Brought Before the 2014 Annual Meeting of Stockholders and Director Nominations.   Notice of any proposal that a stockholder intends to present at the 2014 annual meeting of stockholders, but does not intend to have included in the proxy statement and form of proxy relating to the 2014 annual meeting of stockholders, as well as any director nominations, must be delivered to the Company’s Corporate Secretary by mail at 995 East Arques Avenue, Sunnyvale, California 94085, not earlier than the close of business on January 9, 2014 and not later than the close of business on February 8, 2014. In addition, the notice must set forth the information required by the Company’s bylaws with respect to each director nomination or other proposal that the stockholder intends to present at the 2014 annual meeting of stockholders.

Who can help answer my questions?

If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact us at:

Pharmacyclics, Inc.

995 East Arques Avenue

Sunnyvale, California 94085

Attention: Corporate Secretary

Important Notice Regarding The Availability Of Proxy Materials For The Stockholders Meeting To Be Held On May 9, 2013

Under rules adopted by the Securities and Exchange Commission (“SEC”), we are now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each stockholder of record. This Proxy Statement and our Transition Report on Form 10-K for the transition period ended December 31, 2012 are available at: http://ir.pharmacyclics.com/annuals.cfm

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE – ELECTION OF DIRECTORS

At the Annual Meeting, a Board consisting of seven (7) members will be elected to serve until the Company’s next Annual Meeting or until their successors shall have been duly elected and qualified or until their earlier death, resignation or removal. The independent members of the Board have accepted the recommendation of the Nominating and Corporate Governance Committee and have selected seven (7) nominees, all of whom are current directors of the Company. Each person nominated for election has agreed to serve if elected, and the Company has no reason to believe that any nominee will be unavailable or will decline to serve. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them IN FAVOR OF each of the nominees named below. The seven (7) candidates receiving the highest number of affirmative votes of all of the Votes Cast at the Annual Meeting will be elected. If any nominee is unable to or declines to serve as a director, the Proxies may be voted for a substitute nominee designated by the Nominating and Corporate Governance Committee.

Vote Required and Board Recommendation

The seven (7) nominees receiving the highest number of affirmative votes of the shares present in person or represented by Proxy and entitled to vote at the Annual Meeting shall be elected as directors of the Company.

The Board recommends that stockholders vote IN FAVOR OF the election of each of the following nominees to serve as directors of the Company.

Information with Respect to Director Nominees

Set forth below is information regarding the nominees.

Name	Age	Position(s) with the Company	Director Since
Robert W. Duggan	68	Director, Chairman and CEO	2007
Robert F. Booth, Ph.D.	59	Director	2010
Kenneth A. Clark	54	Director	2012
Eric H. Halvorson	64	Director	2011
Minesh P. Mehta, M.D.	55	Director	2008
David D. Smith, Ph.D.	42	Director	2008
Richard A. van den Broek	47	Director	2009

Business Experience of Directors

Mr. Duggan has been a member of our Board since September 2007 and has served as Chief Executive Officer since September 2008. Mr. Duggan served as Chairman of the Board of Directors of Computer Motion, Inc., a computerized surgical systems company, from 1990 to 2003 and Chief Executive Officer from 1997. Computer Motion was acquired by Intuitive Surgical, Inc. in 2003. Mr. Duggan served on the Intuitive Surgical, Inc. Board from 2003 through March 2011. Mr. Duggan has been a private venture investor for more than 30 years and has participated as a director of, investor in, and advisor to numerous small and large businesses in the medical equipment, computer local and wide area network, PC hardware and software distribution, digital encryption, consumer retail goods and outdoor media communication industries. Mr. Duggan has also assisted in corporate planning, capital formation and management for his various investments. He received a U.S. Congressman’s Medal of Merit from Ron Paul in 1985 and in 2000 he was named a Knight of the Legion of Honor by President Jacques Chirac. He is a member of the University of California at Santa Barbara Foundation Board of Trustees. With over 10 years of combined service as Chief Executive Officer of two innovative health care companies and with a career spanning over 30 years as a venture investor and advisor for a broad range of companies, Mr. Duggan brings extensive expertise in vision, strategic development, planning, finance and management to our Board.

Dr. Booth joined the Company as a director in December 2010. Dr. Booth is currently the Chief Executive Officer of Virobay, Inc., a drug discovery and development company. Dr. Booth was also the Executive Chairman of Virobay, Inc. from 2006 to 2010 and served concurrently as an Operating Partner and Senior Advisor at TPG Biotech, a venture capital company. From 2006 to 2007, Dr. Booth served as the acting Chief Scientific Officer of Galleon Pharmaceuticals, a company which is developing new therapeutics for diseases of the respiratory system. From 2002 to 2006, Dr. Booth was the Chief Scientific Officer at Celera Genomics, where he was responsible for leading all discovery and development activities. The therapeutic areas pursued by Celera included oncology, autoimmunity, respiratory diseases and thrombosis. Dr. Booth was Senior Vice President at Roche Bioscience from 1989 to 2002, and was responsible for research and early development activities in the therapeutic areas of inflammation, autoimmunity, respiratory diseases, transplantation, bone diseases and viral diseases. Dr. Booth was a member of the Global Research Management Team and a member of the Business Development Committee, which oversaw licensing opportunities for Roche. During his time at Roche, Dr. Booth managed R&D organizations in both the United States and Europe. The Biology team for which Dr. Booth was responsible in the United Kingdom discovered and contributed to the development of saquinavir, the first HIV protease inhibitor to be launched. This achievement was recognized by the winning of the Prix Galien for Roche. Dr. Booth is currently Chairman of the Scientific Advisory Board and a Board Observer at Galleon Pharmaceuticals and a member of the Scientific Advisory Board of ShangPharma and Elcelyx Therapeutics. Dr. Booth is also an advisor to Glialogix Inc. and to the SPARK program at Stanford University. Dr. Booth received his Ph.D. and B.Sc. from the University of London in the field of biochemistry.

With over 25 years of experience in biopharmaceutical companies in Europe and the USA as well as his experience with the venture capital industry, Dr. Booth brings extensive technical and business expertise to our Board.

Mr. Clark has been a director of the Company since November 2012. Mr. Clark has been a member of the law firm Wilson Sonsini Goodrich & Rosati, PC, since 1993, and currently serves as a member of its Board of Directors. His practice has focused on strategic transactions in the biopharmaceutical industry for over 25 years, and has included several of the largest partnering transactions in the industry over that period. He holds a B.A. degree from Vanderbilt University and a law degree from the University of Texas at Austin.

With extensive experience in the biopharmaceutical industry and his more than twenty-five (25) years of experience with growth enterprises, Mr. Clark’s qualifications are of considerable importance to our Board.

Mr. Halvorson was elected as a director of the Company in December 2011. Mr. Halvorson is engaged in the practice of law and has been Of Counsel to the law firm of Stowell, Zeilenga, Ruth, Vaughn & Treiger, LLP since 2010. Mr. Halvorson was President and Chief Operating Officer of Salem Communications Corporation from 2007 to 2008. He was Executive Vice President and Chief Operating Officer of Salem Communications Corporation from 1995 to 2000. Prior to becoming Chief Operating Officer, he was the company’s Vice President and General Counsel for ten years. Mr. Halvorson was a member of the Board of Directors of Salem Communications Corporation from 1988 to 2008. He has been a member of the Board of Directors of Intuitive Surgical, Inc. since 2003. From 2000-2003, 2005-2007 and 2009-2011, Mr. Halvorson was Executive in Residence at Pepperdine University and Adjunct Professor of Law at Pepperdine Law School. From 2003-2005, Mr. Halvorson served as President and Chief Executive Officer of The Thomas Kinkade Company. He was a partner at Godfrey & Kahn, a law firm based in Milwaukee, Wisconsin, from 1976-1985. Mr. Halvorson holds a B.S. in Accounting from Bob Jones University and a J.D. from Duke University School of Law.

With his substantial business, financial, legal and operational experience developed from working in a broad assortment of fields, Mr. Halvorson’s qualifications are of considerable importance to our Board.

Dr. Mehta was elected as a director of the Company in September 2008. Dr. Mehta is internationally recognized with respect to human clinical drug trial strategy, design and execution and has managed national and international trials of all sizes including International Phase 3 trials. He was Professor in the Department of Human Oncology at the University of Wisconsin’s School of Medicine and Public Health from 2002-2010, including being the Program Leader of the Imaging and Radiation Sciences Program of the Paul P. Carbone Comprehensive Cancer Center (UWCCC). Dr. Mehta was Chairman of the Department of Human Oncology from 1997 to 2007. From 2010-2012, he served as Professor of Radiation Oncology at Northwestern University in Chicago. Currently (since October 2012), he is Professor of Radiation Oncology at University of Maryland, and Director of the Maryland Proton Treatment Center in Baltimore, Maryland. He has been a member of the Board of Directors of the American Society for Therapeutic Radiology and Oncology (ASTRO) since 2006 and Chair of the Radiation Therapy Oncology Group (RTOG) Brain Tumor Committee since 1998. From 1997 to 2001, he served as an ad-hoc member of the FDA’s Technology Assessment Committee and from 2001 to 2005, he served on and eventually Chaired the FDA Radiological Devices Panel. He has more than 400 publications to his credit, especially in the areas of radiation therapy and translational and clinical cancer research. Dr. Mehta obtained his medical degree at the University of Zambia in 1981 and commenced his residency there at the Ndola Central Hospital. He moved to the University of Wisconsin, Madison, in 1984 and completed his residency in radiation oncology in 1988 when he took up an Assistant Professorship in Human Oncology, was promoted to Associate Professor and became the Director of the Radiation Oncology Residency Training Program. After serving as Vice-Chairman and Interim Chairman, Dr. Mehta became Chair of Human Oncology and also a Professor in the Department of Neurological Surgery. Dr. Mehta has authored over 100 clinical protocols.

With his vast practical and academic oncology background, experience serving on several Scientific Advisory Boards and the experience gained from developing and managing a multi center radiotherapy academic-community system, Dr. Mehta provides our Board with medical and scientific expertise as well as the benefit of his significant knowledge of all aspects of clinical drug trial strategy, design and execution.

Dr. Smith was elected as a director of the Company in October 2008. Dr. Smith is a professor of biostatistics at City of Hope, a cancer research hospital in Los Angeles and holds a B.A. in Mathematics and a Ph.D. in Statistics. After his dissertation on integrating and synthesizing information in clinical and observational studies in oncology, he served as a Biostatistical Reviewer for the Division of Oncology Drug Products, U.S. Food and Drug Administration (FDA) for 3 years. During his tenure at the FDA, he reviewed more than 40 chemotherapy INDs and NDAs. He represented the FDA statistical perspective at five Oncologic Drugs Advisory Committee sessions, including three on the problems of missing data in outcomes research. After leaving the FDA in 2000, he went to City of Hope and the front lines of cancer research. While at City of Hope, he has designed and analyzed over 50 solid tumor and hematology protocols at all levels of development, from pre-clinical and marker discovery studies to Phase II/III trials. Dr. Smith has been a co-investigator on grants from the National Cancer Institute, National Institutes of Health, the American Cancer Society, the Susan G. Komen Breast Cancer Foundation and the Leukemia-Lymphoma Society. Dr. Smith is an author and coauthor of over 40 papers in peer-reviewed biostatistics, oncology, surgery, radiation, and immunology journals.

Dr. Smith provides our Board with the benefit of his experience as an FDA reviewer and his continuing professional interactions with the FDA, including preparing correspondence and developing clinical trial methodology alongside FDA statisticians.

Mr. van den Broek joined the Company as a director in December 2009. Since 2004, Mr. van den Broek has been Managing Partner of HSMR Advisors, LLC, an investment fund focused on the biotechnology industry. From 2000 through 2003 he was a Partner at Cooper Hill Partners, LLC, an investment fund focused on the healthcare sector. Prior to that Mr. van den Broek had a ten year career as a biotech analyst, starting at Oppenheimer & Co., then Merrill Lynch, and finally at Hambrecht & Quist. Mr. van den Broek is a Director and member of the Strategy Committee of Strategic Diagnostics, Inc. and is a Director and member of the Remuneration Committee of Pharmaxis, Ltd., which is an Australia listed company. He is a graduate of Harvard University and is a Chartered Financial Analyst.

With his experience as a Partner in investment funds with investments in a wide variety of biotechnology and other healthcare companies and his years as a respected biotechnology analyst, Mr. van den Broek brings deep industry and financial expertise to our Board.

There are no family relationships among executive officers or directors of the Company.

Board Meetings, Independence, Committees and Compensation

We have changed our fiscal year end from June 30 to December 31.

Our Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. During the six month transition period ended December 31, 2012, the Board held three meetings. All directors attended at least 75% of the aggregate of all meetings of our Board and of the committees on which they served during the six month transition period ended December 31, 2012.

Current committee membership is as follows:

Current Directors:	Board	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Robert W. Duggan	Chairman
Robert F. Booth, Ph.D.	Member		Member	Chairman
Kenneth A. Clark	Member
Eric H. Halvorson	Member	Chairman		Member
Minesh P. Mehta, M.D.	Member	Member
David D. Smith, Ph.D.	Member		Member	Member
Richard A. van den Broek	Member	Member	Chairman	Member

Although the Company does not have a formal policy regarding attendance by members of the Board at its Annual Meeting, the Board encourages directors to attend. One of the current Board members attended our 2012 annual stockholder meeting.

The Board has determined that, other than Mr. Duggan, all of the members of the Board during the six month transition period ended December 31, 2012 were “independent” as that term is defined in the Nasdaq Marketplace Rules. Mr. Duggan is not considered independent because he is an executive officer of the Company. The Board has further determined that each of Eric H. Halvorson, Richard A. van den Broek and Minesh P. Mehta, M.D., the members of the Company’s Audit Committee, satisfy the more restrictive independence requirements for Audit Committee members set forth in United States securities laws. The Board considered that Mr. Clark has been a member of the law firm Wilson Sonsini Goodrich & Rosati, PC (“WSGR”), since 1993, and currently serves as a member of its Board of Directors and that the Company has paid fees to WSGR during the transition period ended December 31, 2012 and the fiscal years ended June 30, 2012, 2011 and 2010. The Company determined that such fees paid to WSGR were less than 5% of the recipient’s consolidated gross revenue for the transition period ended December 31, 2012 and the fiscal years ended June 30, 2012, 2011 and 2010 and as such, determined that Mr. Clark is independent. As required under applicable Nasdaq Marketplace Rules, the Company’s independent directors meet regularly in executive session at which only they are present.

Audit Committee

The primary purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee is also charged with the review and approval of all related party transactions involving the Company. The Audit Committee acts pursuant to a written charter that has been adopted by the Board. A more complete description of the powers and responsibilities delegated to the Committee is set forth in the Audit Committee charter. The Board had determined that all of the members of the Audit Committee for the six month transition period ended December 31, 2012 were “independent” as that term is defined in Rule 4200(a)(15) of the Nasdaq Marketplace Rules. The Board has determined that Mr. Halvorson, the current Audit Committee Chairman, and Mr. van den Broek, the former Audit Committee Chairman, are both “audit committee financial experts” as defined by Item 407(d)(5) of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”). The Audit Committee held six meetings during the six month transition period ended December 31, 2012.

Compensation Committee

The Compensation Committee reviews and approves the Company’s general compensation policies, sets compensation levels for the Company’s executive officers and administers the 2004 Equity Incentive Award Plan (the “2004 Plan”) and the Employee Stock Purchase Plan. The Compensation Committee has adopted a written charter. The Board had determined that all of the members of the Compensation Committee for the six month transition period ended December 31, 2012, were “independent” as that term is defined in the Nasdaq Marketplace Rules. The Compensation Committee held three meetings during the six month transition period ended December 31, 2012.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance (“NCG”) Committee establishes qualification standards for Board membership, identifies qualified individuals for Board membership and considers and recommends director nominees for approval by the Board and the stockholders. The NCG Committee has adopted a written charter. The NCG Committee considers suggestions from many sources, including stockholders, regarding possible candidates for director. The NCG Committee also takes a leadership role in shaping the corporate governance of the Company. The Board had determined that all of the members of the NCG Committee for the six month transition period ended December 31, 2012 were “independent” as that term is defined in the Nasdaq Marketplace Rules. The NCG Governance Committee held one meeting during the six month transition period ended December 31, 2012.

Board Leadership Structure

Our governing documents provide the Board with flexibility to determine the appropriate leadership structure for the Board and the Company, including but not limited to whether it is appropriate to separate the roles of Chairman of the Board and Chief Executive Officer. In making these determinations, the Board considers numerous factors, including the specific needs and strategic direction of the Company and the size and membership of the Board at the time.

At this time, the Board believes that Mr. Duggan, the Company’s Chief Executive Officer, is best situated to serve as Chairman of the Board because he is the director most familiar with the Company’s business and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. The Board also believes that combining the positions of Chairman of the Board and Chief Executive Officer is the most effective leadership structure for the Company at this time, as the combined position enhances Mr. Duggan’s ability to provide insight and direction on strategic initiatives to both management and the Board, facilitating the type of information flow between management and the Board that is necessary for effective governance. Although the Board does not have a Lead Independent Director position, the Board believes that each director’s knowledge of the Company and industry as a result of his or her years of service on the Board and in the industry, and the fact that, other than Mr. Duggan, each of the current directors is independent, the independent directors are able to provide appropriate independent oversight of management and to hold management accountable for the execution of strategy.

Board Role in Risk Oversight

Senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s committees, each of which examines various components of enterprise risk as part of its responsibilities. Members of each committee report to the full Board as necessary at Board meetings regarding risks discussed by such committee. In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Director Nomination and Communication with Directors

Criteria for Nomination to the Board

In evaluating director nominees, the NCG Committee considers the following factors:

•	the appropriate size of the Board;

•	the level of technical, scientific, operational, strategic and/or economic knowledge of the Company’s business and industry;

•	experience at the senior executive or board level of a public company;

•	integrity and commitment to the highest ethical standards;

•	whether the candidate possesses complementary skills and background with respect to other Board members; and

•	the ability to devote a sufficient amount of time to carry out the duties and responsibilities as a director.

In selecting the slate of nominees to be recommended by the NCG Committee to the Board, and in an effort to maintain a proper mix of directors that results in a highly effective governing body, the NCG Committee also considers such factors as the diverse skills and characteristics of all director nominees; the occupational, geographic and age diversity of all director nominees; the particular skills and ability of each nominee to understand financial statements and finance matters generally; the particular skills and experience of each nominee in managing and/or assessing risk; community involvement of each nominee; and, the independence status of each nominee under the Nasdaq Marketplace Rules and applicable law and regulation.

The objective of the NCG Committee is to structure a Board that brings to the Company a variety of skills and perspectives developed through high-quality business and professional experience. In doing so, the NCG Committee also considers candidates with appropriate non-business backgrounds. Other than the foregoing, there are no stated minimum criteria for director nominees. The NCG Committee may, however, consider such other factors as it deems are in the best interests of the Company and its stockholders.

The NCG Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining new perspectives. If any member of the Board does not wish to continue in service, or if the NCG Committee decides not to nominate a member for re-election, the Committee will identify the desired skills and experience of a new nominee as outlined above, providing that the Board determines to fill the vacancy. To date, the Company has not engaged a third party to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right to do so in the future.

Stockholder Proposals for Nominees and Other Communications

The NCG Committee will consider proposed nominees whose names are submitted to it by stockholders. If a stockholder wishes to suggest a proposed name for consideration, he or she must follow our procedures regarding the submission of stockholder proposals. Our amended and restated bylaws permit stockholders to nominate directors for election at our annual meeting of stockholders as long as stockholders provide the Company with proper notice of such nomination. Any notice of director nomination must meet all of the requirements contained in our bylaws and include other information required pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including the nominee’s consent to serve as a director. Stockholders may send recommendations for director nominees or other communications to the Board or any individual director c/o Corporate Secretary, Pharmacyclics, Inc., 995 East Arques Avenue, Sunnyvale, California, 94085. All communications received are reported to the Board or the individual directors, as appropriate. For any stockholder to make a director nomination at the Company’s 2014 annual meeting, the stockholder must follow the procedures which are described above under “Deadline for Receipt of Stockholder Proposals.”

Code of Ethics and Committee Charters

The Board has also adopted a formal code of conduct that applies to all of our employees, officers and directors. The latest copy of our Code of Business Conduct and Ethics, as well as the Charters of the Audit Committee, the Compensation Committee and the NCG Committee of the Board are available in the “Investors & Media Corporate Governance” section of our website at www.pharmacyclics.com. Any person may obtain a copy of the Code of Business Conduct and Ethics, without charge, by writing to Pharmacyclics, Inc., 995 East Arques Avenue, Sunnyvale, California 94085, Attn: Corporate Secretary.

PROPOSAL TWO - AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN

Stockholders are requested in this Proposal Four to approve the amendment to the Employee Stock Purchase Plan to increase the maximum number of shares available for issuance under the Employee Stock Purchase Plan by an additional 300,000 shares.

Prior to the amendment to the Employee Stock Purchase Plan, we reserved an aggregate of 1,500,000 shares of our Common Stock for issuance under the Employee Stock Purchase Plan and all such shares were approved by our stockholders. As of March 28, 2013, a total of 1,108,326 shares had been issued under the Employee Stock Purchase Plan and 391,674 shares were available for future issuance (not including the 300,000 share increase).

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on this proposal at the Annual Meeting is required for approval of the amendment to the Employee Stock Purchase Plan. Abstentions will be counted towards the tabulation of Votes Cast and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purposes in determining whether this matter has been approved.

The Board of Directors recommends that the stockholders vote IN FAVOR OF the amendment to the Employee Stock Purchase Plan.

A summary of the key features, other than the amendments described above, of the Employee Stock Purchase Plan, as amended to date. This summary is not a complete description of all the provisions of the Employee Stock Purchase Plan and is therefore qualified by reference to the Employee Stock Purchase Plan. Any stockholder of the Company who wishes to obtain a copy of the actual Employee Stock Purchase Plan document may do so upon written request to the Company c/o Corporate Secretary, Pharmacyclics, Inc., 995 East Arques Avenue, Sunnyvale, California, 94085.

Purpose

The Employee Stock Purchase Plan allows the Company to provide employees with the opportunity to acquire an equity interest in the Company. The Board believes that equity incentives are a significant factor in attracting and motivating eligible persons whose present and potential contributions are important to the Company.

The rights to purchase common stock granted under the Employee Stock Purchase Plan are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423 (b) of the Internal Revenue Code.

Administration

The Employee Stock Purchase Plan is administered by the Compensation Committee of the Board. Such committee, as Plan Administrator, will have full authority to adopt such rules and procedures as it may deem necessary for proper plan administration and to interpret the provisions of the Employee Stock Purchase Plan. All costs and expenses incurred in plan administration will be paid by the Company without charge to participants.

Offering Periods and Purchase Periods

The Employee Stock Purchase Plan is comprised of a series of successive offering periods, each with a maximum duration (not to exceed twenty-four (24) months) designated by the Plan Administrator prior to the start date. The current offering period began on November 1, 2011 and will end on October 31, 2013, and the next offering period is scheduled to commence on November 1, 2013 (the “next offering period”). On and after the first day of the next offering period, if the fair market value of a share of our Common Stock (except the final scheduled purchase date of the offering period) is lower than the fair market value of a share of our Common Stock on the first day of the offering period in which the purchase date occurs, then the offering period in progress will end immediately following the close of trading on such purchase date and a new offering period will begin on the next subsequent business day of May or November, as applicable.

Shares will be purchased during the offering period at successive semi-annual intervals. Each such interval will constitute a purchase period. Purchase periods under the Employee Stock Purchase Plan will begin on the first business day in May and November each year and end on the last business day in the immediately succeeding October and April, respectively, each year. The current purchase period began on November 1, 2012 and will end on April 30, 2013.

Eligibility

Any individual who customarily works more than twenty (20) hours per week for more than five (5) months per calendar year in the employ of the Company or any participating affiliate will become eligible to participate in an offering period on the start date of any purchase period (within that offering period). The date such individual enters the offering period will be designated his or her entry date for purposes of that offering period.

Participating affiliates include any parent or subsidiary corporations of the Company, whether now existing or hereafter organized, that elect, with the approval of the Plan Administrator, to extend the benefits of the Employee Stock Purchase Plan to their eligible employees.

As of March 28, 2013 approximately 250 employees, including 21 executive officers, were eligible to participate in the Employee Stock Purchase Plan.

Purchase Provisions

Each participant will be granted a separate purchase right for each offering period in which he or she participates. The purchase right will be granted on his or her entry date into that offering period and will be automatically exercised on the last business day of each purchase period within that offering period on which he or she remains an eligible employee.

Each participant may authorize period payroll deductions in any multiple of 1% of his or her total cash earnings per pay period, up to a maximum of twenty percent (20%).

On the last business day of each purchase period, the accumulated payroll deductions of each participant will automatically be applied to the purchase of whole shares of Common Stock at the purchase price in effect for the participant for that purchase period.

Purchase Price

The purchase price per share at which Common Stock will be purchased by the participant on each purchase date within the offering period will be equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of Common Stock on the participant’s entry date into that offering period or (ii) the fair market value per share of Common Stock on the purchase date.

Valuation

The fair market value per share of Common Stock on any relevant date will be deemed equal to the closing selling price per share on such date on the NASDAQ Stock Market LLC. On March 28, 2013, the closing selling price per share of Common Stock on NASDAQ was $80.41 per share.

Special Limitations

The Employee Stock Purchase Plan imposes certain limitations upon a participant’s rights to acquire Common Stock, including the following limitations:

(i) No purchase right may be granted to any individual who owns stock (including stock purchasable under any outstanding purchase rights) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company of any of its affiliates.

(ii) No purchase right granted to a participant may permit such individual to purchase Common Stock at a rate greater than $25,000 worth of such Common Stock (valued at the time such purchase right is granted) for each calendar year the purchase right remains outstanding at any time.

(iii) The maximum number of shares of our Common Stock purchasable per participant on any purchase date may not exceed 10,000 shares.

Reduction of Payroll Deductions

The participant may at any time during a participation period reduce his or her rate of payroll deduction to become effective as soon as possible after filing the requisite forms with the plan administrator. Prior to the first day of the next offering period, the participant may not effect more than one reduction per participation period. On and after the first day of the next offering period, the participant may reduce his or her rate of payroll deduction without limitation as to the maximum number of reductions allowed.

Termination of Purchase Rights

The purchase right will immediately terminate upon the participant’s loss of eligible employee status or upon his or her affirmative withdrawal from the offering period. Upon a loss of eligible employee status, the payroll deductions collected for the purpose period in which the purchase right terminates will be immediately refunded. Upon an eligible employee’s affirmative withdrawal from the offering period, the payroll deductions collected for the purchase period in which the purchase right terminates may, at the participant’s election, be immediately refunded or applied to the purchase of Common Stock at the end of that purchase period.

Stockholder Rights

No participant will have any stockholder rights with respect to the shares of Common Stock covered by his or her purchase right until the shares are actually purchased by the participant. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

Assignability

No purchase right will be assignable or transferable other than in connection with the participant’s death, pursuant to a divorce or a domestic relations order or as otherwise required by law and will be exercisable only by the participant during his or her lifetime.

Effect of Acquisition of the Company

Should the Company be acquired by merger or asset sale during an offering period, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price will be 85% of the lower of (i) the fair market value per share of Common Stock on the participant’s entry date into that offering period or (ii) the fair market value per share of Common Stock immediately prior to such acquisition.

Amendment and Termination of the Employee Stock Purchase Plan

The Employee Stock Purchase Plan will terminate upon the earliest to occur of (i) the date on which all available shares are issued or (ii) the date on which all outstanding purchase rights are exercised in connection with an acquisition of the Company.

The Board of Directors may at any time alter, suspend or discontinue the Employee Stock Purchase Plan. However, the Board of Directors may not, without stockholder approval, (i) materially increase the number of shares issuable under the Employee Stock Purchase Plan or the number purchasable per participant on any one purchase date, except in connection with certain changes in the Company’s capital structure, (ii) alter the purchase price formula so as to reduce the purchase price, (iii) materially increase the benefits accruing to participants or (iv) materially modify the requirements for eligibility to participate in the Employee Stock Purchase Plan.

New Plan Benefits

The amounts of future stock purchases under the Employee Stock Purchase Plan are not determinable because, under the terms of the Employee Stock Purchase Plan, purchases are based upon elections made by participants. Future purchase prices are not determinable because they are based upon fair market value of our common stock. The following table shows the participation in the Purchase Plan by our named executive officers:

Name	Number of shares purchased through March 28, 2013	Currently participating in the Purchase Plan?
Robert W. Duggan	-	No
Mahkam Zanganeh, D.D.S., MBA	5,180	Yes
Joshua T. Brumm	-	No
Rainer M. Erdtmann	27,485	Yes
Lori Kunkel, M.D.	921	Yes
Joseph J. Buggy, Ph.D.	6,701	Yes

Federal Tax Consequences

Rights granted under the Employee Stock Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan that qualifies under the provisions of Section 423 of the Internal Revenue Code.

A participant will be taxed on amounts withheld for the purchase of shares of common stock as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

If the stock is disposed of at least two years after the participant’s entry date into the offering period in which such shares of stock were acquired and at least one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (ii) 15% of the fair market value of the stock as of the participant’s entry date into that offering period will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Such capital gains currently are generally subject to lower tax rates than ordinary income.

If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as a capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held.

There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Employee Stock Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

The foregoing is only a brief summary of the effect of U.S. federal income taxation upon the participant and the Company with respect to the issuance and exercise of options under the Employee Stock Purchase Plan. It does not purport to be complete, and does not discuss the tax consequences of a participant’s death or the income tax laws of any municipality, state or foreign country in which the participant may reside.

PROPOSAL THREE - ADVISORY RESOLUTION

REGARDING EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act enables stockholders to vote to approve, on an advisory, non-binding basis, the compensation of the named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

As described in detail under the heading “Executive and Director Compensation – Compensation Discussion and Analysis,” the Company’s executive compensation is designed to (i) pay our executive officers for performance and (ii) provide a compensation package that is competitive with the compensation paid to employees with similar responsibilities and experience at companies of comparable size, capitalization, and complexity in the biotechnology and pharmaceutical industries in the United States, in order to ensure the Company’s continued ability to hire and retain superior employees in key positions, while balancing an amount and structure that is efficient and affordable for the Company. Please read the “Compensation Discussion and Analysis” for additional details about the Company’s executive compensation programs for the named executive officers, including information about the six month transition period ended December 31, 2012.

We are asking stockholders to indicate their support for the compensation of the executive officers named in the “Summary Compensation Table” included in this Proxy Statement (referred to as the “Named Executive Officers”). This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the Named Executive Officers’ compensation. Accordingly, we will ask stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the December 31, 2012 Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. The Board and the Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The approval of this resolution requires the affirmative vote of a majority of the votes cast at the Annual Meeting. While this vote is required by law, it will neither be binding on the Company or the Board, nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board.

Recommendation

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADVISORY RESOLUTION REGARDING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL FOUR - RATIFICATION OF SELECTION

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected the firm of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited the Company’s financial statements since 1993. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to respond to appropriate questions, and will be given the opportunity to make a statement if he or she so desires.

Stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm is not required by law or the Company’s bylaws or otherwise. However, the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board will reconsider its selection. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accounting Firm Fees

The following table sets forth the aggregate fees billed or to be billed by PricewaterhouseCoopers LLP for the following services during the six month transition period ended December 31, 2012, fiscal 2012 and fiscal 2011:

	Transition Period	Fiscal 2012	Fiscal 2011

Audit fees	$544,300	$804,865(1)	$368,300

Audit-related fees	22,875	333,384	-

Tax fees	44,920	378,201	39,800

All other fees	-	2,600	-

Total	$612,095	$1,519,050	$408,100

(1) Amount has been updated to include an additional $90,000 which relates to the fiscal 2012 audit that was not finalized as of the mailing date of our proxy statement related to the 2012 annual meeting.

In the above table, “audit fees” are fees for professional services for the audit of the Company’s financial statements included in its Annual Report on Form 10-K for the fiscal years ended June 30, 2012, and 2011 and the Transition Report on Form 10-K for the transition period ended December 31, 2012, and review of financial statements included in its quarterly reports on Form 10-Q and for services that are normally provided in connection with statutory and regulatory filings. For fiscal 2012, audit fees included fees related to assistance with SEC comment letter responses and consultations in connection with the Company’s worldwide collaboration and license agreement with Janssen Biotech, Inc. which it entered into in December 2011 (see Note 4 to the Company’s audited financial statements included in its Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended June 30, 2012). “Audit-related fees” represent fees for professional services for assurance and related services that are reasonably related to the performance of the audit or review of financial statements and that are not reported under the “audit fees” category. For fiscal 2012, audit-related fees included fees related to assistance with the Company’s international taxes and transfer pricing accounting. “Tax fees” are fees for tax compliance, tax advice and tax planning. All fees described above were approved by the Audit Committee, pursuant to the pre-approved policy described below.

Pre-Approval Policy and Procedures

In accordance with the Audit Committee charter, the Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, including the estimated fees and other terms of any such engagement. These services may include audit services, audit-related services, tax services and other services. Any pre-approval is detailed as to the particular service or category of services. The Audit Committee may elect to delegate pre-approval authority to one or more designated Committee members in accordance with its charter. The Audit Committee has delegated to Mr. Halvorson, as Chairman, the ability to pre-approve certain audit and non-audit services. The Audit Committee considers whether such audit or non-audit services are consistent with the SEC’s rules on auditor independence. The Audit Committee has considered whether the provision of the services noted above is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

Vote Required and Board Recommendation

The affirmative vote of a majority of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the selection of PricewaterhouseCoopers LLP.

The Board recommends that the stockholders vote IN FAVOR OF the ratification of the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of March 28, 2013 by: (i) each stockholder who, based on publicly available records, is known by the Company to own beneficially more than five percent (5%) of the Company’s Common Stock; (ii) each current director and director nominee; (iii) each executive officer named in the “Summary Compensation Table” below (the “Named Executive Officers”); and (iv) all current directors and executive officers of the Company as a group. The address for each director and executive officer listed in the table below is c/o: Pharmacyclics, Inc., 995 East Arques Avenue, Sunnyvale, California 94085.

	Beneficial Ownership (1)
Name	Outstanding Shares of Common Stock	Shares Issuable Pursuant to Options vested and Exercisable Within 60 Days of March 28, 2013	Percent of Total Shares Outstanding
Baker Bros. Advisors, LLC (2) 667 Madison Avenue, 21st Floor New York, NY 10065	11,444,360	-	15.7%
Capital World Investors (4) 333 South Hope Street Los Angeles, CA 90071	7,239,595	-	10.0%
T. Rowe Price Associates, Inc. (3) 100 E. Pratt Street Baltimore, MD 21202	5,397,200	-	7.4%
Robert W. Duggan (5)	13,868,497	-	19.1%
Robert F. Booth, Ph.D.	-	34,969	*
Minesh P. Mehta, M.D.	-	14,730	*
David D. Smith, Ph.D.	2,000	174,087	*
Richard A. van den Broek	108,445	70,493	*
Eric H. Halvorson	1,000	9,225	*
Kenneth A. Clark	-	134	*
Mahkam Zanganeh, D.D.S., MBA	305,356	419,249	*
Joshua T. Brumm	-	25,000	*
Rainer M. Erdtmann	9,485	269,813	*
Lori Kunkel, M.D.	1,921	116,667	*
Joseph J. Buggy, Ph.D.	6,701	346,787	*

All current executive officers and directors as a group (27 persons)	14,330,778	2,713,726	22.6%

* Less than 1%.

(1)

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of stock subject to options which are vested and exercisable within sixty (60) days of the March 28, 2013, the date of this table. Except as indicated by footnote, and subject to community property laws where applicable, to the knowledge of the Company, all persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such holders. The percentages of beneficial ownership are based on 72,778,875 shares of Common Stock outstanding as of March 28, 2013, adjusted as required by rules promulgated by the Commission. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any shares which such person or persons has the right to acquire within sixty (60) days after such date are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Derived from a Form 13G/A filed February 1, 2013.

(3)	Derived from a Form 13G/A filed on February 11, 2013.

(4)	Derived from a Form 13G/A filed on February 13, 2013.

(5)	Derived from a Form 5 Amendment filed February 25, 2013. Mr. Duggan disclaims beneficial ownership of 376,119 shares held in managed accounts, 158,470 shares held in irrevocable trusts for the benefit of Mr. Duggan’s children (for which neither Mr. Duggan nor any immediate family members of Mr. Duggan are trustees of the individual trusts) and 42,020 shares directly owned by certain of Mr. Duggan’s children, except to the extent of his pecuniary interest in those shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and Section 16 officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file with the Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company. Such officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of such forms furnished to the Company and written representations that no other reports were required, the Company believes that, during the period from June 30, 2012 to December 31, 2012, all officers, directors and beneficial owners of more than 10% of the outstanding Common Stock complied with all Section 16(a) requirements, with the exception of one late Form 4 reporting one late transaction for Gregory W. Hemmi.

EXECUTIVE OFFICERS

Executive officers of the Company, and their ages, are as follows:

Name	Age	Position
Robert W. Duggan	68	Chairman of the Board and Chief Executive Officer
Mahkam (Maky) Zanganeh, D.D.S., MBA	42	Chief Operating Officer
Maria Fardis, Ph.D., MBA	45	Chief of Oncology Operations and Alliances
Lori Kunkel, M.D.	55	Chief Medical Officer
David J. Loury, Ph.D.	57	Chief Scientific Officer
Heow Tan	54	Chief of Technical Operations
Joshua T. Brumm	35	Executive Vice President, Finance
Paula Boultbee	54	Executive Vice President, Sales and Marketing
Rainer (Ramses) M. Erdtmann	49	Senior Vice President, Investor Relations and Administration
Urte Gayko, Ph.D.	42	Senior Vice President, Regulatory
Joseph J. Buggy, Ph.D.	46	Vice President, Research
Fong Clow, D.Sc.	55	Vice President, Biostatistics, Programming and Data Management
Michael Crum	48	Vice President, U.S. Sales
Elizabeth Faust, Ph.D.	48	Vice President, Medical Affairs
Gregory W. Hemmi, Ph.D.	47	Vice President, Chemical Operations
Dana Lee, Pharm.D.	49	Vice President, Clinical Drug Safety
Richard Love	51	Vice President and General Counsel
Jesse McGreivy, M.D.	44	Vice President, Clinical Science
Scott Shearer, Ph.D.	48	Vice President, Global Quality
Manmeet Soni	35	Vice President, Corporate Controller
Christophe Suchet	43	Vice President, Information Technology

See section entitled “Business Experience of Directors” above, for a brief description of the business experience and educational background of Mr. Duggan.

Dr. Zanganeh has served as the Company’s Chief Operating Officer since August 2012. Prior to being appointed Chief Operating Officer, Dr. Zanganeh served as the Company’s Chief of Staff and Chief Business Officer( Dec 2011-July 2012). She was hired as Vice President, Business Development in August 2008. Prior joining Pharmacyclics, Dr. Zanganeh served as President Director General (2007-2008) for the French government initiative bio-cluster project in France, establishing alliances and developing small life science business regionally. From September 2003 to August 2008, Dr. Zanganeh served as Vice President of Business Development for Robert W. Duggan & Associates. Dr. Zanganeh also served as worldwide Vice President of Training & Education (2002-2003) and President Director General for Europe, Middle East and Africa (1998 - 2002) for Computer Motion Inc., the world initiator of medical robotics. Dr. Zanganeh received a DDS degree from Louis Pasteur University in Strasbourg, France and MBA from Schiller International University in France. She is fluent in French, German, Persian & English.

Dr. Fardis joined Pharmacyclics as Vice President, Alliance and Global Project Management in December 2011, was appointed Executive Vice President, Alliances and Operations in September 2012 and was appointed Chief of Oncology Operations and Alliances in March 2013. Dr. Fardis joined Pharmacyclics in April 2011 as Senior Director of Global Project Management. Prior to joining the Company, from August 2001 to April 2012, Dr. Fardis held increasingly senior positions in Medicinal Chemistry and the project and portfolio management department at Gilead Sciences, Inc., most recently serving as Associate Director, Project and Portfolio Management. Dr. Fardis received her Ph.D. in Organic Chemistry from University of California Berkeley and her B.S. from the University of Illinois, Urbana- Champaign. Dr. Fardis holds an MBA from Golden Gate University.

Dr. Kunkel has served as the Company’s Chief Medical Officer since December 2011. From February 2009 to December 2011, as a principal of D2D, LLC, a consulting company that she founded, Dr. Kunkel was the acting Chief Medical Officer for ACT Biotech, Inc. and Syndax Pharmaceuticals, Inc. From January 2007 to January 2009, she served as Chief Medical Officer, Vice President of Clinical Development at Proteolix, Inc. and as Vice President, Clinical Development at Xencor, Inc. from August 2005 to January 2007. Prior to joining the international biotechnology industry in 1995, Dr. Kunkel spent ten years in academic/clinical medicine and served as a faculty member in the Division of Hematology/Oncology Bone Marrow transplant unit at University of California, Los Angeles. She has held executive positions in a variety of companies that have provided her extensive experience in developing and commercializing oncologic/immunologic therapies. Her areas of responsibilities have included clinical, regulatory, medical affairs and licensing. Dr. Kunkel holds a Bachelor of Arts in Biology from University of California, San Diego; a medical degree from University of Southern California. She is board certified in Internal Medicine and Oncology.

Dr. Loury has served as Vice President, Preclinical Sciences since May 2006 and as Chief Scientific Officer since February 2010. From April 2003 to May 2006, Dr. Loury served as Senior Director, Toxicology with Celera Genomics, a biotechnology company. From June 2001 to April 2003, he was employed by Essential Therapeutics, Inc., a pharmaceutical company, as Director, Pharmacology and Toxicology. From 1996 to 2001, Dr. Loury was employed by IntraBiotics Pharmaceuticals, Inc., most recently as Senior Director, Preclinical Development. From 1986 to 1996 he worked in a variety of toxicology positions with Syntex/Roche Bioscience. Dr. Loury received a Ph.D. in Pharmacology and Toxicology and a B.S. in Bio-Environmental Toxicology from the University of California, Davis and is a diplomate of the American Board of Toxicology.

Mr. Tan joined Pharmacyclics in May 2012 as the Senior Vice President, Global Manufacturing and Technical Operations, was appointed Executive Vice President, Global Manufacturing, Technical Operations and Education in July 2012 and was appointed Chief of Technical Operations in March 2013. From November 2010 to May 2012, Mr. Tan served as Senior Vice President, Technical Operations of PreCision Dermatology (a spun off company of Collegium Pharmaceutical). From January 2009 to May 2012, Mr. Tan also served as Senior Vice President, Technical Operations of Collegium and from October 2006 he served as Vice President, Technical Operations of Collegium. From April 1998 to September 2006, Mr. Tan held increasingly senior positions at Prasecis Pharmaceuticals, Inc., most recently serving as Vice President, Industrial Operations (Manufacturing) &

Development. Mr. Tan holds a M.S. in Engineering from the Ohio State University and a MBA from Santa Clara University.

Mr. Brumm joined Pharmacyclics as Executive Vice President, Finance in August 2012. From December 2009 through August 2012, Mr. Brumm held increasingly senior positions at ZELTIQ Aesthetics, Inc., most recently serving as Chief Financial Officer and Senior Vice President. From March 2009 to December 2009, Mr. Brumm served as Director of Finance at Proteolix, Inc., at which time it was acquired by Onyx Pharmaceuticals, and as a Healthcare Investment Banking Associate with Citigroup Global Markets, Inc. from June 2007 to March 2009. Prior to June 2007, he served as Chief Executive Officer and Founder of Nu-Ag Distribution, LLC from December 2002 to the company’s sale in June 2007 and as a Healthcare Investment Banking Analyst at Morgan Stanley from May 2001 to August 2002. Mr. Brumm graduated summa cum laude and holds a B.B.A. from the University of Notre Dame.

Ms. Boultbee joined Pharmacyclics in April 2012 as Executive Vice President, Sales and Marketing. From September 2007 to April 2012, Ms. Boultbee was the President, Managing Director of MktRx, Inc., a marketing consulting firm focusing on strategic oncology marketing. From October 2003 to September 2007, Ms. Boultbee served as Executive Director, Global Marketing of Amgen, Inc. and from September 2000 to September 2003 she served as Brand Director, Global Oncology at Novartis AG. Ms. Boultbee is a Board Member of Isofol Medical AB and has a Nursing degree from Sweden. She is fluent in Swedish, Finnish, Italian and English.

Mr. Erdtmann served as Vice President, Finance and Administration and Corporate Secretary from February 2009 to September 2012, was appointed Vice President, Investor Relations, Education and Training in September 2012 and was appointed Senior Vice President, Investor Relations and Administration in March 2013. Since 2002, he served as a managing director of Oxygen Investments, LLC, a manager of equity and real estate funds that he co-founded in December 2002. Since 1992, Mr. Erdtmann has served as managing director of United Properties Immobilien & Anlagen GmbH, a German based real estate development company, where he was originally responsible for building up the organization and overseeing its finance division. From 1998 to 2001, as well as in 2007 and 2008, Mr. Erdtmann worked with Robert W. Duggan & Associates, a private money management company, of which Robert W. Duggan, the Company’s Chairman and Chief Executive Officer, is principal. Mr. Erdtmann began his career in investment banking with Commerzbank in Frankfurt, Germany, and later joined Commerz International Capital Management as a portfolio manager for international clients. He graduated with distinction from the Westfaelische Wilhelms Universitaet in Muenster, majoring in finance and banking.

Dr. Gayko joined Pharmacyclics as Vice President, Regulatory Affairs in August 2012 and was appointed Senior Vice President, Regulatory in March 2013. From March 2008 to August 2012, Dr. Gayko served as Vice President of Regulatory and Clinical Affairs of Nodality Inc. From October 1999 to February 2008 she served as Director Global Regulatory Leader and Program Manager at Amgen Inc. Dr. Gayko received her B.S. and M.S. from Freie University Berlin, Germany and completed her Ph.D. research at Harvard University.

Dr. Buggy has served as Vice President, Research since September 2007. From May 2006 to August 2007, Dr. Buggy served as Senior Director, Research at Pharmacyclics. From November 2001 to April 2006, he served as Director, Department of Biology at Celera Genomics, a biotechnology company. From June 1996 to October 2001, he was a staff scientist at AXYS Pharmaceuticals, Inc., a biotechnology company. Prior to that Dr. Buggy worked as a scientist at Bayer Corporation in West Haven, CT. Dr. Buggy received a Ph.D. in Molecular, Cellular, and Developmental Biology from Indiana University and a B.S. degree in Microbiology from the University of Pittsburgh.

Dr. Clow joined Pharmacyclics first as a consultant in April 2011, then as Executive Director, Biometrics in August 2011 and was appointed Vice President, Biostatistics, Programming, and Data Management in September 2012. From February 2008 to September 2011, Dr. Clow was a consultant for various biotech and pharmaceutical companies. From June 2007 to January 2008 she served as managing Director at Morningside Technology Advisory, LLC, a private equity and venture capital firm. From March 2005 to May 2007, Dr. Clow served as Senior Vice President of Development at Novacea, Inc. Dr. Clow received a B.S. from Wuhan University in Wuhan, China. She received a M. Sc. and a D. Sc. from Harvard University of Public Health.

Mr. Crum joined Pharmacyclics as Vice President, U.S. Sales in January 2013 bringing more than 16 years of biotechnology and pharmaceutical sales and sales management experience to the company. Since 2001, Mr. Crum was at Genentech, a member of the Roche Group, most recently as National Sales Director for Xolair (omalizumab). During his tenure at Genentech, he held cross-functional roles in sales management, sales training, sales operations and marketing while working across multiple products such as Rituxan (rituximab), Avastin (bevacizumab) and Herceptin (trastuzumab). Previously, he was a Product Manager for Arimidex (anastrozole) and Nolvadex (tamoxifen citrate) at AstraZeneca and before that he was a pharmaceutical sales representative, most recently at AstraZeneca and Cardinal Health. Mr. Crum received a B.S. from Arizona State University.

Dr. Faust joined Pharmacyclics as Vice President, Medical Affairs in March 2013. Prior to Pharmacyclics, Dr. Faust served as Vice President, Clinical Science Research for Celgene from 2010 to 2013 where she led the oncology scientific field force. Prior to Celgene, from 2008 to 2010, she led Medical Affairs for Gloucester Pharmaceuticals, a privately-held company that gained FDA approval for Istodax. Gloucester Pharmaceuticals was acquired by Celgene in 2010. During her 12 years with Amgen (1995 to 2007), she was the Executive Director, Regional Medical Liaisons and built and led the Global Medical Writing Department. Dr. Faust received her Ph.D. in 1995 from UCLA under Dr. Owen Witte where she worked on genetic expression of progenitor B-cells and regulation of B-cell differentiation by stromal cells and holds the distinction of being the primary author on “Development of btk Transgenic Mice. Contemporary Topics in Micro and Immuno. 1995;194:363-369.”

Dr. Hemmi has served as Vice President, Chemical Operations since May 2006. Dr. Hemmi served as Senior Director, Chemical Development from January 2001 to April 2006 and as Director, Chemical Development from December 1997 to December 2000. Other positions held at Pharmacyclics include Group Leader, Chemical Development from May 1995 to November 1997 and Scientist from June 1992 to April 1995. After graduating with a B.S. in

Chemistry, Dr. Hemmi received a Ph.D. in 1992 from the University of Texas at Austin under the direction of Professor Jonathan L. Sessler.

Dr. Lee joined Pharmacyclics as Vice President, Clinical Drug Safety in February 2013 and is leading the Pharmacyclics Drug Safety and Pharmacovigilance team. Dr. Lee brings 23 years of experience in the pharmaceutical and healthcare industry with experience in both clinical safety and medical affairs. From 2011 to 2012, Dr. Lee was Vice President of Medical Affairs at Adventrx. From 2004 to 2011, Dr. Lee was Senior Director of Pharmacovigilance at Amylin Pharmaceuticals. Dr. Lee has participated in several successful launches with new molecular entities beginning with rituximab at Biogen-IDEC to exenatide at Amylin. Dr. Lee is a PharmD graduate from University of California, San Francisco.

Mr. Love joined Pharmacyclics as Vice President, Legal in June 2012, was appointed Secretary in September 2012 and was appointed Vice President, General Counsel in March 2013. From October 2008 to May 2012, he held several positions working for the IPSEN Group, most recently in the position of Vice-President, Head of Patents, U.S.A. From March 2007 to October 2008, he served as Vice-President, Intellectual Property & Licensing at Tercica, Inc. From October 2004 to March 2007, he served as Senior Director, Intellectual Property & Licensing at Tercica. From August 2001 to October 2004, he served as Senior Director, Intellectual Property at InterMune, Inc. Prior to InterMune, from May 1993 to August 2001, he served as Patent Counsel at Genentech, Inc. Mr. Love holds a J.D. from Golden Gate University School of Law and a B.A. in Mathematics from Hamilton College.

Dr. McGreivy joined the Company in April 2012 as Senior Medical Director and was appointed Vice President, Clinical Science in July of 2012. From August 2006 to April 2012, Dr. McGreivy served as Clinical Research Medical Director at Amgen, Inc. From July 2005 to July 2006, he was Associate Clinical Director at Hoffman-LaRoche Inc. Dr. McGreivy received a B.A. from University of California, Berkeley and medical degree from The Ohio State University. He completed an internal medicine internship and residency at the Georgetown University Hospital and, subsequently, a hematology/oncology fellowship at the Lombardi Cancer Center at Georgetown University Hospital. He is a board certified oncologist and has expertise in both solid tumors as well as malignant hematology.

Dr. Shearer joined Pharmacyclics as Vice President, Global Quality in June 2012. From May 2009 to May 2012, Dr. Shearer served as Senior Director of Quality at Teikoku Pharma USA. From December 2007 to April 2009, he served as Senior Director of Quality and Analytical Chemistry at Cerimon Pharmaceuticals. From August 1999 to October 2007, Dr. Shearer held positions of increasing responsibility with various Johnson & Johnson pharmaceutical companies, most recently serving as Director of Analytical Chemistry. Dr. Shearer received a B.A. degree in Chemistry from Kenyon College and a Ph.D. in Analytical Chemistry from the University of Vermont.

Mr. Soni joined Pharmacyclics in September 2012 as Corporate Controller and Executive Director of Finance and was appointed Vice President, Corporate Controller in February 2013. Mr. Soni is responsible for all Accounting, Treasury, Tax and SEC reporting functions in the Company. Previously, Mr. Soni worked at ZELTIQ Aesthetics Inc. from January 2012 to September 2012 where he served as a controller, Senior Director of Finance responsible for accounting, SEC and treasury functions. Prior to ZELTIQ, Mr. Soni worked with PricewaterhouseCoopers (PwC) from June 2007 to January 2012. Most recently he worked as Senior Manager in the Life Science and Venture Capital Group of the PwC San Jose office providing audit and advisory services to various public and privately held companies in the pharmaceutical, biotechnology, software and semiconductor space. He graduated from Hansraj College at Delhi University in India. He is also a Certified Public Accountant, licensed in the state of California and Chartered Accountant from India.

Mr. Suchet joined Pharmacyclics as Vice President, Information Technology in March 2013. Prior to joining Pharmacyclics, Mr. Suchet held various IT Senior leadership positions at Genentech from 2004 to 2013 including ERP, Enterprise, R&D and Commercial applications. He led organizations to define and implement IT strategies closely aligned with business drivers, demonstrated large project management expertise, and successfully managed global and cross-functional teams. Prior to Genentech, he spent 2 years as IT senior manager at 3Com in charge of Enterprise, ERP and Sales applications. He also has 10 years of management consulting background working for KPMG Consulting and PricewaterhouseCoopers, involved primarily with ERP implementations for various industries. Mr. Suchet graduated from AgroParisTech, Paris with an MS is Economics and Biology.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview

Our compensation programs are designed to attract and retain employees and to reward them for their contributions and efforts to help us achieve our short and long-term goals. The compensation programs are designed to be equitable while at the same time being competitive within the industry and geographical region for which we compete for talent and to link the rewards program to the performance of the stockholders return over the long-term.

The Compensation Committee of the Board is responsible for both developing and determining our executive compensation policies and plans and to oversee the overall compensation and benefit plans for the entire Company population. In addition, the Compensation Committee determines the compensation to be paid to the key executives. The Compensation Committee may delegate any of its duties and responsibilities, including the administration of equity incentives or employee benefit plans, to one or more of its members, to one or more other directors, or to one or more other persons, unless otherwise prohibited by applicable laws or listing standards.

Compensation Philosophy and Objectives

The Compensation Committee considers the ultimate objective of an executive compensation program to be the creation of stockholder value. To achieve that objective, our executive compensation program is tied to our financial performance by aligning the interests of our employees with the interests of our stockholders and having our employees share the risks and rewards of our business. Our executive compensation program is based on:

Competitiveness: For 2012, the Compensation Committee reviewed the competitive positioning of base pay and equity of similar jobs in our comparator group of companies, utilizing the Radford Global Life Sciences Survey, within the peer group from the biotechnology and pharmaceutical industry based on similarity to us in terms of industry focus, stage of development, pharmaceutical assets, and the geographical location of the talent pool with which we compete. In addition, for our executive officers, the market data for the peer group was drawn from publicly available documents such as proxy statements. Included in the review was the analysis of each executive officer’s base pay and equity in comparison to the 50th percentile of market based pay, which is the desired base pay positioning for our executive officers. The Compensation Committee designs compensation packages for our executive officers that include both cash and stock-based compensation tied to an individual’s experience and performance and the Company’s achievement of certain short-term and long-term goals.

Performance: Individual executive’s performance of corporate and departmental goals is a direct factor in the design and administration of the base salary and equity plan. Each executive officer is evaluated against annual goal attainment, which is reviewed by the Compensation Committee. Vesting of performance-based options for executive officers depends on their attainment of key corporate and departmental goals.

Ownership: One of the cornerstones of our compensation philosophy is ensuring that all employees have ownership in the Company. For executive officers, the compensation will be guided by an at or below market salary component and an at or above market equity component. Executive officers have the potential to gain meaningful equity rewards with their contribution to the corporate success and achievement of defined goals.

We used the combined results of these two sources and the collective experience of the members of our Compensation Committee and executive management to establish our overall compensation practices.

The Compensation Committee has not historically retained a compensation consultant in connection with its compensation decisions and did not utilize a consultant in establishing executive compensation during the six month transition period ended December 31, 2012.

Risk Assessment of the Company’s Compensation Policies

Our Compensation Committee has reviewed our compensation policies as generally applicable to our executive officers and employees and believes that our policies do not encourage excessive and unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company. In making this determination, our Compensation Committee considered the following: (i) the Company’s compensation programs are discretionary, balanced and focused on the long term; (ii) goals and objectives of the Company’s compensation programs reflect a balanced mix of quantitative and qualitative performance measures to avoid excessive weight on a single performance measure; (iii) we grant equity based awards with time-based vesting and performance-based vesting, both of which encourage participants to look to long-term appreciation in equity values; and (iv) the Company’s approach to compensation practices and policies applicable to employees throughout the Company is consistent with that followed for its executive officers.

Say-on-Pay

In accordance with the Dodd-Frank Act, the Company held a non-binding stockholder vote in November 2012 on its fiscal year 2012 executive compensation practices. The Compensation Committee, while not bound to act on a negative vote, carefully considers the opinions of its stockholders in making compensation decisions. The 2012 vote to approve fiscal year 2012 executive compensation passed with 55,869,968 votes for, 188,595 votes against, 25,865 abstaining, and 9,205,539 broker non-votes. In alignment with our philosophy on stockholder say-on-pay, and with the results of the say-on-pay frequency vote held in December 2011, we will continue to hold non–binding shareholder say-on-pay votes annually.

Compensation Components

Our Compensation Committee relies on experience with other companies in our industry and, with respect to our executive officers, third party industry compensation surveys and internally generated comparisons of a number of elements to total compensation against peer group companies, to determine the portion of our employees’ compensation to be based on base salary and performance-based equity awards. The Compensation Committee determined that a larger portion of our executive officers’ compensation should be based on Company, department and individual performance. Consistent with our compensation philosophy, we have structured each element of our compensation program as described below.

Base Salary

We determine our executive officer salaries based on job responsibilities and individual experience, and we annually benchmark the amount we pay against comparable competitive market compensation for similar positions within our peer group and industry. Specifically, we utilize information obtained from the comparison of peer group compensation data and the annual Radford Global Life Sciences Survey. Our Compensation Committee reviews the salaries of our executive officers annually, and our Compensation Committee grants increases in salaries based on individual performance during the prior calendar year as well as from our Compensation Committee’s and management’s experience and general employment market conditions for our industry.

We design our base pay to provide the essential reward for an employee’s work and recognize an employee’s specific performance achievements and contributions.

Equity Compensation

We utilize equity-based compensation, primarily time-based stock options and performance-based stock options, to ensure that we have the ability to retain personnel over a longer period of time and to provide employees with a form of reward that aligns the employee interests with those of our stockholders. The vesting provisions of our employee stock options provide the necessary long-term incentive to our personnel as they work on multi-year drug development and commercialization programs. Employees whose skills and results we deem to be critical to our long-term success are eligible to receive higher levels of equity-based compensation.

We award equity compensation to our executive officers and all regular full-time employees under the 2004 Plan based on performance and on guidelines related to each employee’s position in the Company, respectively. We determine our stock option guidelines based on information derived from our Compensation Committee’s and management’s experience and, with respect to our executive officers, an internally generated comparison of companies and third party survey of companies in our industry. Specifically, we utilize the results of our comparison of peer group compensation data and the annual Radford Global Life Sciences Survey to modify and adjust our stock option guidelines. We typically base awards to newly hired employees on these guidelines and we base our award decisions for continuing employees on these guidelines as well as an employee’s performance for the prior fiscal year and competitive market factors in our industry.

Our time-based stock option awards typically vest over a four-year period subject to the employee’s continued service. Our performance-based stock options granted to executive officers typically vest over a four-year period subject to the satisfaction of performance criteria established annually for such executive as determined by the Compensation Committee after reviewing the performance reports. We believe this vesting arrangement encourages our employees to continue service for a longer period of time and remain focused on our multi-year long-term drug development and commercialization programs.

Timing of Equity Awards

Historically, our Compensation Committee has made award decisions at least annually and often at various times during each year.

For awards with performance-based vesting, at the end of the performance period, the Compensation Committee evaluates each executive’s performance against the performance criteria established for such period.

Allocation of Equity Compensation

During the fiscal year ended June 30, 2012 and the transition period ended December 31, 2012, we granted stock options to purchase 4,127,075 shares of our Common Stock, of which stock options to purchase a total of 1,732,500 shares were awarded to current executive officers and one former executive officer, representing 42% of all awards granted during the period. Our Compensation Committee does not apply a formula for allocating stock options to executive officers. Instead, our Compensation Committee considers the role and responsibilities of the executive officers, competitive factors, the non-equity compensation received by the executive officers and the total number of options to be granted in the fiscal year.

Type of Equity Awards

Under our 2004 Plan, we may issue incentive stock options, within the meaning of Section 422 of the Internal Revenue Code, to our employees and non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance units and performance shares to our employees, directors and consultants. Historically, our equity compensation awards have primarily consisted of incentive and non-qualified stock options.

Cash Bonuses

From time to time, we may pay cash bonuses to employees upon the successful completion of certain projects and we may also pay sign-on bonuses to aid in recruiting certain key employees.

Benefits

Core benefits, such as our basic health benefits and life insurance programs, are designed to provide support to employees and their families and to be competitive with other companies in our industry.

Retirement Savings Plan

We maintain a 401(k) Plan that is a defined contribution plan intended to qualify under Section 401(a) of the Internal Revenue Code of 1986, as amended. During the fiscal year ended June 30, 2012 and the transition period ended December 31, 2012, we matched 50% of all participant contributions up to a maximum of $1,500 per employee. We do not maintain a defined benefit pension plan or a nonqualified deferred compensation plan.

Change in Control Arrangements

Our 2004 Plan provides that 50% of all unvested options shall become fully vested upon a change in control of the Company. The plan further provides that if the employee’s employment is terminated within twelve (12) months of a change in control, the remaining balance of unvested options shall become fully vested.

Severance Agreements

We have entered into a severance agreement with David Loury, Chief Scientific Officer which provides for payment of one year’s base salary upon the involuntary termination of employment, provided such termination is not for cause, as defined in the agreement.

We do not have a severance or other employment agreement with any other executive officer.

CEO Compensation

To date, Robert W. Duggan, our Chief Executive Officer, has declined to receive any compensation, whether cash, stock or options. As such, the Compensation Committee has not analyzed compensation packages paid to similarly situated Chief Executive Officers or completed an analysis of all employees compared to the Chief Executive Officer. Mr. Duggan is our largest stockholder.

Compensation Process

The Compensation Committee reviews and approves the salaries and incentive compensation of our executive officers and the entire Company’s population, including all new hire grants to employees, subject to limited grants of stock options by our Chief Executive Officer pursuant to authority granted to him by the Compensation Committee. Our Chief Executive Officer from time to time attends the meetings of the Compensation Committee. In rendering its decisions, the Compensation Committee considers the recommendations of the Chief Executive Officer. The Compensation Committee reviews the performance of the executive officers annually.

Our Compensation Committee also works with our Chief Executive Officer and Executive Vice President of Finance in evaluating the financial and retention implications of our various compensation programs.

Effect of Accounting and Tax Treatment on Compensation Decisions

We consider the anticipated accounting and tax implications to us and our executive officers of our compensation programs. Prior to 2006, the primary form of equity compensation that we awarded consisted of incentive and non-qualified stock options due to favorable accounting and tax treatment and the expectation among employees in our industry that they would be compensated through stock options. Beginning in 2006, the accounting treatment for stock options changed as a result of Financial Accounting Standards No. FAS 123R, or FAS 123(R), Share-Based Payment, as codified in FASB ASC topic 718, Compensation—Stock Compensation (“ASC 718”), potentially making the accounting treatment of stock options less attractive. As a result, we assessed the desirability of various alternatives to stock options but determined to continue to grant stock options as the primary form of equity compensation.

Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation’s executive officers. The limitation applies only to compensation that is not considered to be performance-based. The non-performance-based compensation to be paid to our executive officers for the 2012 fiscal year did not exceed the $1 million limit per officer, nor is it expected that the non-performance-based compensation to be paid to our executive officers for fiscal 2013 will exceed that limit. The 2004 Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of options granted under that plan with an exercise price equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation, which will not be subject to the $1 million limitation. Because it is very unlikely that the cash compensation payable to any of our executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to our executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer approach the $1 million level.

COMPENSATION COMMITTEE REPORT

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE OF THE

BOARD OF DIRECTORS

Richard A. van den Broek (chairman)

Robert F. Booth, Ph.D.

David D. Smith, Ph.D.

Summary Compensation Table

The following table sets forth all compensation awarded to, paid or earned by the following type of executive officers for each of the Company’s last three completed fiscal years ended June 30, 2012, 2011 and 2010, as well as our six month transition period ended December 31, 2012: (i) individuals who served as, or acted in the capacity of, the Company’s principal executive officer or principal financial officer for the calendar year January 1, 2012 through December 31, 2012; (ii) the Company’s three most highly compensated executive officers, other than the principal executive officer or principal financial officer, who were serving as executive officers at the end of the calendar year from January 1, 2012 through December 31, 2012; and (iii) up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer of the Company at the end of the calendar year ended December 31, 2012 (of which there were none). We refer to these individuals collectively as our named executive officers.

Name and Principal Position	Fiscal Year	Salary(1) ($)	Bonus ($)	Option Awards(2) ($)	All Other Compensation ($)	Total ($)
Robert W. Duggan,
Chairman of the Board and Chief Executive Officer (3)	12/2012	-	-	-	-	-
	06/2012	-	-	-	-	-
	2011	-	-	-	-	-
	2010	-	-	-	-	-

Mahkam Zanganeh, D.D.S., MBA,
Chief Operating Officer	12/2012 06/2012	247,308 359,773	1,500 6,456	5,531,912 (4) 84,466 (4)	17,732 (5) 59,181 (5)	5,798,452 509,876
	2011	267,422	-	721,310 (4)	36,500 (5)	1,025,232

Joshua T. Brumm
Executive Vice President, Finance(6)	12/2012	111,923	50,335	968,781 (4)	228 (10)	1,131,267

Rainer M. Erdtmann
Senior Vice President, Investor Relations and Administration(7)	12/2012	124,704	1,500	3,703,046 (4)	434 (8)	3,829,684
	06/2012	241,862	5,889	- (4)	1,500 (8)	249,251
	2011	229,430	-	530,303 (4)	1,500 (8)	761,233

Lori Kunkel, M.D.	12/2012	224,808	1,500	3,999,693 (4)	20,766 (10)	4,246,767
Chief Medical Officer(9)	06/2012	248,769	3,000	256,115	12,450 (10)	520,334

Joseph J. Buggy, Ph.D.
Vice President, Research	12/2012	124,744	1,500	3,010,204 (4)	403 (8)	3,136,851

(1)	Includes amounts earned but deferred at the election of the Named Executive Officer, such as salary deferrals under the Company’s 401(k) plan.

(2)	The Company’s share-based compensation program includes incentive and non-statutory stock options. The amounts set forth under this column represent the aggregate grant date fair value of stock options granted in each fiscal year for financial reporting purposes under Statement of Financial Accounting Standards ASC Topic 718, “Stock Compensation,” disregarding the estimate of forfeitures. The Company’s methodology, including its underlying estimates and assumptions used in calculating these values, is set forth in Note 7 to its audited financial statements included in its Transition Report on Form 10-K filed with the Securities and Exchange Commission for the transition period ended December 31, 2012. During the fiscal year ended June 30, 2012 and the transition period ended December 31, 2012, certain executive officers of the Company were granted performance based options by the Company’s Compensation Committee under the 2004 Plan, however, since performance criteria have not yet been set for certain tranches of these options, the fair value of such tranches is zero.

(3)	Mr. Duggan has declined any compensation from the Company. Mr. Duggan became the Company’s Interim Chief Executive Officer on September 10, 2008 and became the Company’s Chief Executive Officer on February 12, 2009.

(4)	The amount shown includes the portion of awards with performance-based vesting conditions for which the established performance conditions were established during the period. The grant date fair value was calculated using the probable outcome of the established performance conditions which approximated the highest level of achievement.

(5)	Consists of payments by the Company for Dr. Zanganeh’s local housing and related costs.

(6)	Mr. Brumm was appointed Principal Financial Officer and Principal Accounting Officer on October 25, 2012.

(7)	Mr. Erdtmann served as the Company’s Principal Financial Officer until October 25, 2012.

(8)	Consists of the Company’s matching contribution under its 401(k) plan.

(9)	Dr. Kunkel joined the Company on December 1, 2011.

(10)	Consists of Dr. Kunkel’s local transportation costs and the Company’s matching contribution under its 401(k) plan.

Grants of Plan-Based Awards

The following table provides information on the grants of awards made to each named executive officer during the six month transition period ended December 31, 2012, under the 2004 Plan.

		Date of Compensation Committee action to grant awards with performance conditions(1)	Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards					All other stock awards: number of shares of stock or units	All other option awards: number of securities underlying options	Exercise or base price of option awards ($)	Grant date fair value of stock and option awards(6) ($)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold	Target		Maximum
Robert W. Duggan			-	-	-	-	-		-		-	-	-	-

Mahkam Zanganeh, D.D.S., MBA	12/27/2012	3/3/2009	-	-	-	-	37,500	(2)	37,500	(2)	-	-	0.75	2,145,233
	12/27/2012	4/11/2010	-	-	-	-	37,500	(3)	37,500	(3)	-	-	7.19	1,906,859
	12/27/2012	12/1/2011	-	-	-	-	22,917	(4)	22,917	(4)	-	-	14.92	999,934
	12/27/2012	10/26/2012	-	-	-	-	12,500	(5)	12,500	(5)	-	-	61.60	479,886

Joshua T. Brumm	12/27/2012	8/9/2012	-	-	-	-	12,500	(5)	12,500	(5)	-	-	57.16	488,895
	12/27/2012	10/26/2012	-	-	-	-	12,500	(5)	12,500	(5)	-	-	61.60	479,886

Rainer M. Erdtmann	12/27/2012	2/5/2009	-	-	-	-	50,000	(2)	50,000	(2)	-	-	0.91	2,852,377
	12/27/2012	4/11/2010	-	-	-	-	12,500	(3)	12,500	(3)	-	-	7.19	635,620
	12/27/2012	12/2/2011	-	-	-	-	5,000	(4)	5,000	(5)	-	-	15.63	215,050

Lori Kunkel, M.D.	12/27/2012	12/1/2011	-	-	-	-	91,667	(4)	91,667	(4)	-	-	14.92	3,999,693

Joseph J. Buggy, Ph.D.	12/27/2012	3/3/2009	-	-	-	-	37,750	(2)	37,750	(2)	-	-	0.75	2,159,534
	12/27/2012	4/11/2010	-	-	-	-	12,500	(3)	12,500	(3)	-	-	7.19	635,620
	12/27/2012	12/2/2011	-	-	-	-	5,000	(4)	5,000	(5)	-	-	15.63	215,050

(1)	The exercise price for options with performance conditions is the closing market price of the Company’s Common Stock on the date the Compensation Committee took formal action to grant the options. The accounting grant date is deemed the date annual performance conditions were established and communicated, at which time the options were considered granted under ASC 718.

(2)	The amounts shown reflect estimated payouts of performance-based stock options for the fourth year of the four-year performance period beginning in fiscal 2009.

(3)	The amounts shown reflect estimated payouts of performance-based stock options for the third year of the four-year performance period beginning in fiscal 2010.

(4)	The amounts shown reflect estimated payouts of performance-based stock options for the second year of the four-year performance period beginning in fiscal 2012.

(5)	The amounts shown reflect estimated payouts of performance-based stock options for the first year of the four-year performance period beginning during the transition period ended December 31, 2012.

(6)	The Company’s share-based compensation program includes incentive and non-statutory stock options. The amounts set forth under this column represent the aggregate grant date fair value of stock options granted in each fiscal year for financial reporting purposes under Statement of Financial Accounting Standards ASC Topic 718, “Stock Compensation,” disregarding the estimate of forfeitures. The Company’s methodology, including its underlying estimates and assumptions used in calculating these values, is set forth in Note 7 to its audited financial statements included in its Transition Report on Form 10-K filed with the Securities and Exchange Commission for the transition period ended December 31, 2012.

Outstanding Equity Awards at December 31, 2012

The following table provides information on the holdings of stock options by the named executives at December 31, 2012. Each option grant is shown separately for each named executive.

	Option Awards
Name	Number of securities underlying unexercised options - exercisable		Number of securities underlying unexercised options - unexercisable		Equity incentive plan awards: number of securities underlying unexercised unearned options	Option exercise price $	Option expiration date
Robert W. Duggan	-		-		-	-	-

Mahkam Zanganeh, D.D.S., MBA	92,500	(1)	37,500		-	0.75	3/3/2019
	84,770	(2)	-		-	2.30	9/10/2018
	12,500	(3)	12,500		-	5.81	12/13/2020
	6,250	(4)	3,750		-	6.75	6/2/2020
	75,000	(5)	37,500		37,500	7.19	4/11/2020
	5,417	(6)	4,583		-	7.48	10/14/2020
	16,250	(7)	13,750		-	7.69	10/13/2020
	8,333	(8)	22,917		68,750	14.92	12/1/2021
	-		12,500	(9)	87,500	61.60	10/26/2022

Joshua T. Brumm	-		12,500	(11)	37,500	57.16	8/9/2022
	-		12,500	(9)	87,500	61.60	10/26/2022

Rainer M. Erdtmann	156,000	(10)	50,000		-	0.91	2/5/2019
	25,000	(5)	12,500		12,500	7.19	4/11/2020
	1,625	(6)	1,375		-	7.48	10/14/2020
	16,250	(7)	13,750		-	7.69	10/13/2020
	-		5,000	(11)	15,000	15.63	12/2/2021

Lori Kunkel, M.D.	25,000		91,667	(12)	183,333	14.92	12/1/2021

Joseph J. Buggy, Ph.D.	54,000		-		-	4.16	5/23/2016
	63,250	(1)	37,750		-	0.75	3/3/2019
	93,313		-		-	0.86	3/18/2018
	30,682		-		-	2.44	9/17/2017
	24,375		-		-	2.76	3/13/2017
	25,000	(5)	12,500		12,500	7.19	4/11/2020
	10,833	(7)	9,167		-	7.69	10/13/2020
	-		5,000	(11)	15,000	15.63	12/2/2021

(1)	Option vests in four equal annual installments beginning March 3, 2010, subject to the satisfaction of certain performance criteria with respect to each annual period.

(2)	Option vests in forty-eight (48) equal installments beginning on the date of grant (September 10, 2008).

(3)	Option vests in forty-eight (48) equal installments beginning on the date of grant (December 13, 2010).

(4)	Option vests in forty-eight (48) equal installments beginning on the date of grant (June 2, 2010).

(5)	Option vests in four equal annual installments beginning April 11, 2011, subject to the satisfaction of certain performance criteria with respect to each annual period.

(6)	Option vests in forty-eight (48) equal installments beginning on the date of grant (October 14, 2010).

(7)	Option vests in forty-eight (48) equal installments beginning on the date of grant (October 13, 2010).

(8)	Option vests 4/48 on April 11, 2012 and 11/48 on each of April 11, 2013, April 11, 2014, April 11, 2015 and April 11, 2016, subject to satisfaction of certain performance criteria with respect to each vesting period.

(9)	Option vests 6/48 on April 11, 2013, and the remainder vests proportionately on each of April 11, 2014, April 11, 2015 and April 11, 2016, subject to satisfaction of certain performance criteria.

(10)	Option vests as follows: 50,000 shares subject to the option will vest on February 5, 2010 and the remaining shares will vest subject to the attainment of certain corporate events. Such vesting is subject to Mr. Erdtmann’s continued employment or service relationship with the Company on each of the vesting dates.

(11)	Option vests 25% on each of April 11, 2013, April 11, 2014, April 11, 2015 and April 11, 2016, subject to satisfaction of certain performance criteria with respect to each vesting period.

(12)	Option vests 4/48 on April 11, 2012, the remainder vests proportionately on each of April 11, 2013, April 11, 2014 and April 11, 2015. The options vesting on each of April 11, 2013, April 11, 2014 and April 11, 2015 are subject to satisfaction of certain performance criteria with respect to each such period.

Option Exercises

The following table sets forth the number of shares acquired and the value realized upon exercise of stock options during the six month transition period ended December 31, 2012 by each of our named executive officers.

Option Awards
Name	Number of shares acquired on exercise	Value realized on exercise(1) $
Robert W. Duggan	-	-
Mahkam Zanganeh, D.D.S., MBA	-	-
Joshua T. Brumm	-	-
Rainer M. Erdtmann	94,000	5,796,251
Lori Kunkel, M.D.	-	-
Joseph J. Buggy, Ph.D.	50,000	3,069,340

(1)	Value realized on exercise is based on the fair market value of our common stock on the date of exercise minus the exercise price and does not necessarily reflect proceeds actually received by the named executive officer.

DIRECTOR COMPENSATION

Cash Compensation

Until December 15, 2011, each non-employee director received $7,500 per quarter for each regularly scheduled Board meeting attended and $500 for each Board committee meeting attended. Each committee chairman received $1,000 for each Board committee meeting attended. Additionally, the Company has a Clinical Review Committee that consists of Drs. Smith and Mehta. The Chairman of the Clinical Review Committee and each member of the Clinical Review Committee are entitled to receive annual payments of $10,000 and $1,000, respectively, payable in quarterly installments. Board members may elect to receive their compensation in the form of fully vested non-qualified stock options with a face value equal to three (3) times the amount of cash compensation earned.

In October 2011, the Board approved a director’s compensation plan commencing with the Annual Meeting on December 15, 2011 under which each non-employee director will receive a $16,000 annual retainer for participation on the Board, payable in quarterly installments. Each non-employee director will receive $3,000 for each scheduled Board meeting attended in person, as well as $500 for each Board meeting attended via telephone and for each Board committee meeting attended in person or via telephone. The Chairman of the Audit Committee and each member of the Audit Committee will receive annual payments of $4,000 and $2,000, respectively, payable in quarterly installments. The Chairman of each of the Compensation Committee and NCG Committee will receive annual payments of $2,000, payable in quarterly installments, and each other member of the Compensation Committee and NCG Committee will receive annual payments of $1,000, payable in quarterly installments. Board members may elect to receive their compensation in the form of fully vested non-qualified stock options with a face value equal to three (3) times the amount of cash compensation earned.

Equity Compensation

Each non-employee director currently receives an automatic option grant to purchase 15,000 shares on the day they become a member of the Board with an exercise price of one hundred percent (100%) of the fair market value on the date of grant (“Initial Option”). Each non-employee director of the Company receives an annual automatic grant on the day of the Company’s Annual Meeting of a non-qualified stock option to purchase 7,500 shares with an exercise price of one hundred (100%) of the fair market value on the date of grant (“Annual Replenishment Option”), provided that the director has served as a director for at least the six (6) months prior to the Annual Meeting. As a result of the May 9, 2013 Annual Meeting being only 6 months following the last Annual Meeting due to the Company’s change in fiscal year, the Board has determined that half of the Annual Replenishment Option, or an option to purchase 3,750 shares, will be granted to each director on the day of the Company’s Annual Meeting.

All director option grants are nonstatutory stock options subject to the terms and conditions of the 2004 Plan. Each Initial Option vests in equal annual installments over (5) years from the date of grant, and each Annual Replenishment Option vests in equal monthly installments over twelve (12) months from the date of grant. Furthermore, Initial Options and Annual Replenishment Options vest only during the option holder’s service as a Board member; provided however, that the Compensation Committee has the power to accelerate the time during which an option granted to a director may vest.

Initial Options and Annual Replenishment Options terminate upon the earlier of (i) ten (10) years after the date of grant or (ii) thirty-six (36) months after the date of termination of the option holder’s service as a Board member.

The following table sets forth the compensation earned or awarded to the Company’s non-employee directors during the six month transition period ended December 31, 2012.

Current Directors:	Fee Earned or Paid in Cash (1) ($)	Option Awards(2) ($)	Total ($)
Robert W. Duggan	-	-	-
Robert F. Booth, Ph.D.	-	284,540	284,540
Kenneth A. Clark	-	500,606	500,606
Eric H. Halvorson	-	289,605	289,605
Minesh P. Mehta, M.D.	4,250	272,586	276,836
David D. Smith, Ph.D. (3)	-	283,561	283,561
Richard A. van den Broek	-	292,532	292,532

Former Director:
Roy C. Hardiman	-	29,893	29,893

(1)	See the section entitled “Director Compensation - Cash Compensation”, above, for a description of the cash compensation program for the Company’s non-employee directors during the six month transition period ended December 31, 2012. Amounts earned in one year and paid in the following year are, for purposes on this table only, accounted for in the year earned. Includes fees with respect to which directors elected to receive option shares in lieu of such fees. The following directors received option shares in the amounts set forth below in lieu of the fees set forth below:

Current Directors	Fees Forgone ($)	Option Shares Received in Lieu of Cash
Robert W. Duggan	-	-
Robert F. Booth, Ph.D.	18,500	867
Kenneth A. Clark	2,761	134
Minesh P. Mehta, M.D.	16,755	589
David D. Smith, Ph.D.	18,000	844
Richard A. van den Broek	22,500	1,056
Eric H. Halvorson	21,000	988

Former Director:
Roy C. Hardiman	14,957	697

(2)	The amounts set forth under this column represent the aggregate grant date fair value of stock options granted in each fiscal year for financial reporting purposes under Statement of Financial Accounting Standards ASC Topic 718, “Stock Compensation,” disregarding the estimate of forfeitures. The Company’s methodology, including its underlying estimates and assumptions used in calculating these values, is set forth in Note 7 to its audited financial statements included in its Transition Report on Form 10-K filed with the Securities and Exchange Commission for the transition period ended December 31, 2012. See the section entitled “Director Compensation - Equity Compensation”, above, for a description of the Company’s cash compensation policy for non-employee directors and the specific terms of the stock options granted to the Company’s non-employee directors during the six month transition period ended December 31, 2012. The grant date fair value of option awards earned in the transition period ended December 31, 2012 and the total options outstanding are as follows:

Current Directors	Grant Date	Grant Date Fair Value	Options Outstanding at 6/30/12	Options Outstanding at 12/31/12
Robert F. Booth, Ph.D.	10/1/12	19,441
	11/9/12	247,534
	1/2/13	17,566

		$284,541	47,912	56,294

Kenneth A. Clark	11/9/12	$495,068
	1/2/13	5,538

		$500,606	-	15,000

Eric Halvorson, J.D.	10/1/12	20,497
	11/9/12	247,534
	1/2/13	21,574

		$289,605	15,972	24,453

Minesh P. Mehta, M.D.	10/1/12	11,744
	11/9/12	247,534
	1/2/13	13,309

		$272,587	12,183	20,158

David D. Smith, Ph.D.	10/1/12	18,957
	11/9/12	247,534
	1/2/13	17,070

		$283,561	171,066	179,424

Richard A. van den Broek	10/1/12	22,432
	11/9/12	247,534
	1/2/13	22,566

		$292,532	81,172	89,697

Former Director:
Roy C. Hardiman	10/1/12	17,989
	1/2/13	11,903

		$29,892	48,123	23,735

There were no options that were repriced or otherwise materially modified during fiscal year 2012 or the transition period ended December 31, 2012.

(3)	Prior to his appointment to the Audit Committee or the Compensation Committee, Dr. Smith also was granted options in August 2010 to purchase 1,100 shares of the Company’s common stock, valued as of the grant date at less than $8,000, in connection with consulting services provided in fiscal 2010.

Securities Authorized For Issuance Under Equity Compensation Plans

The table below shows, as of December 31, 2012, information for all equity compensation plans previously approved by stockholders and for all compensation plans not previously approved by stockholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c) (1)
Equity compensation plans approved by security holders (2)	7,293,104	$15.24	3,609,540
Equity compensation plans not approved by security holders	-	-	-
Total	7,293,104	$15.24	3,609,540

(1)	Includes approximately 391,674 shares issuable under the Company’s Employee Stock Purchase Plan. No shares are available for future issuance under the 1995 Stock Option Plan.
(2)	Includes our:
•	2004 Plan
•	1995 Stock Option Plan
•	Employee Stock Purchase Plan

BOARD AUDIT COMMITTEE REPORT*

The Audit Committee of the Board is comprised of three (3) independent directors (as defined in Rule 4200(a)(15) of the Nasdaq Marketplace Rules listing standards) and operates under a written charter adopted by the Board.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Transition Report on Form 10-K for the transition period ended December 31, 2012 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement of Accounting Standard 61, as amended (AICPA, Professional Standards Vol. 1 AU Section 380), as adopted by the Public Company Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussion referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Transition Report on Form 10-K for the transition period ended December 31, 2012 for filing with the SEC. The Audit Committee has also recommended, subject to stockholder ratification, the retention of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

Eric H. Halvorson (chairman)

Richard A. van den Broek

Minesh P. Mehta, M.D.

* The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee currently consists of Richard A. van den Broek, Robert F. Booth, Ph.D. and David D. Smith, Ph.D. None of the members of our Compensation Committee is currently or has been, at any time since our formation, one of our officers or employees. During the six month transition period ended December 31, 2012, no executive officer served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or our Compensation Committee. None of the members of our Compensation Committee currently has or has had any relationship or transaction with a related person requiring disclosure pursuant to Item 404 of Regulation S-K.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Retention of Wilson Sonsini Goodrich & Rosati.   Kenneth A. Clark, a nominee for election to the Board, is a member of the law firm of Wilson Sonsini Goodrich & Rosati, Professional Corporation, Palo Alto, California (“WSGR”). During the six month transition period ended December 31, 2012, the Company retained WSGR as legal counsel for various matters, including matters related to the Company’s worldwide collaboration and license agreement with Janssen Biotech, Inc. which the Company entered into in December 2011, and the prosecution of the Company’s patent estate. The Company continues to retain WSGR with respect to these and other matters. The Company incurred aggregate legal expenses of $2.3 million for services provided by WSGR from July 1, 2012, the beginning of the transition period, through March 31, 2013.

The Audit Committee is charged with the review and approval of all related party transactions involving the Company. The Audit Committee acts pursuant to a written charter that has been adopted by the Board. The policy provides that the Audit Committee reviews certain transactions subject to the policy and decides whether or not to approve or ratify those transactions. In doing so, the Audit Committee determines whether the transaction is in the best interests of the Company.

ANNUAL REPORT

A copy of the Company’s Transition Report on Form 10-K for the transition period ended December 31, 2012 has been included with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Transition Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy-soliciting material.

FORM 10-K

The Company filed an Annual Report on Form 10-K for the year ended June 30, 2012 and a Transition Report for the transition period ended December 31, 2012 with the Securities and Exchange Commission. A copy of the Transition Report on Form 10-K has been included with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Transition Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy-soliciting material. Stockholders may obtain copies of the

Annual Report on Form 10-K and Transition Report on Form 10-K, without charge, by writing to Pharmacyclics, Inc., 995 East Arques Avenue, Sunnyvale, California 94085, Attn: Corporate Secretary.

OTHER MATTERS

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

THE BOARD OF DIRECTORS

April 9, 2013

PHARMACYCLICS, INC.

995 EAST ARQUES AVENUE

SUNNYVALE CA 94085

Investor Address Line 1

Investor Address Line 2

Investor Address Line 3

Investor Address Line 4

Investor Address Line 5

John Sample

1234 ANYWHERE STREET

ANY CITY, ON A1A 1A1

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59

P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,

Edgewood, NY 11717.

CONTROL # 000000000000

NAME SHARES

THE COMPANY NAME INC. - COMMON 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345

THE COMPANY NAME INC. - 401 K 123,456,789,012.12345

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

To withhold authority to vote for any

individual nominee(s), mark “For All

Except” and write the number(s) of the

nominee(s) on the line below.

For Withhold For All

All All Except

The Board of Directors recommends you vote

FOR the following:

1. Election of Directors

Nominees

01 Robert F. Booth, Ph.D. 02 Kenneth A. Clark 03 Robert W. Duggan 04 Eric H. Halvorson 05 Minesh P. Mehta, M.D.

06 David D. Smith, Ph.D. 07 Richard van den Broek

The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain

2 to amend the Company’s Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) to increase the maximum number of shares available for issuance under the Employee Stock Purchase Plan by an additional 300,000 shares.

3 to approve an advisory resolution regarding the compensation of the Company’s named executive officers.

4 to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

NOTE: To transact such other business as may properly come before the Annual Meeting and any adjournment or adjournments thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

JOB #

CUSIP #

SEQUENCE #

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

SHARES

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Transition Report on Form10K/Proxy Statement is/are available at www.proxyvote.com .

PHARMACYCLICS, INC.

Annual Meeting of Stockholders

May 9, 2013 1:00 PM

This proxy is solicited by the Board of Directors

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement and appoints Robert W. Duggan and Joshua T. Brumm, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of Pharmacyclics, Inc. (the “Company”) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting Of Stockholders of the Company to be held at the Company’s facility, 995 East Arques Avenue, Sunnyvale, CA 94085 on Thursday, May 9, 2013 at 1:00 p.m. (the “Annual Meeting”), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could cause if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

Continued and to be signed on reverse side